UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 23, 2023

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	MIR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
On June 23, 2023, certain subsidiaries of Mirion Technologies, Inc., certain lenders and Citibank, N.A., as administrative agent (the “Administrative Agent”) entered into Amendment No. 2 (“Amendment No. 2”) to that certain Credit Agreement, dated October 20, 2021, by and among Mirion Technologies (HoldingsSub2), Ltd., a limited liability company incorporated in England and Wales, as Holdings, Mirion Technologies (US Holdings), Inc., as Parent Borrower, and Mirion Technologies (US), Inc., as Subsidiary Borrower, the lenders party thereto from time to time and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the Amendment No. 2, the “Existing Credit Agreement”).

Pursuant to the terms of Amendment No. 2, the parties agreed, among other things, to replace the interest rate based on the London interbank offered rate (“LIBOR”) and related LIBOR-based mechanics applicable to U.S. Dollar borrowings under the Existing Credit Agreement with an interest rate based on the secured overnight financing rate (“SOFR”) (including, solely with respect to currently outstanding term loans, a customary spread adjustment of 0.11448%, 0.26161% and 0.42826 for borrowings with interest periods of 1, 3 and 6 months, respectively) and related SOFR-based mechanics. Except as amended by Amendment No. 2, the other terms of the Existing Credit Agreement are unmodified and remain in full force and effect.

.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The Information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description
1.1*
Amendment No.2, dated as of June 23, 2023, to the Credit Agreement, dated as of October 21 2021, among Mirion Technologies (Holdingsub2), Ltd., Mirion Technologies (US Holdings), Inc., Mirion Technologies (US), Inc. Citibank, N.A., as Administrative Agent and Collateral Agent and the other parties thereto.

104	Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2023

Mirion Technologies, Inc.
By:    /s/ Brian Schopfer
Name:    Brian Schopfer
Title:    Chief Financial Officer